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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 26, 2005
                                                 -------------------------------

                         eRoomSystem Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                       000-31037                  87-0540713
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

          1072 Madison Ave., Lakewood, NJ                           08701
---------------------------------------------------         --------------------
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (732) 730-2233
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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




Item 1.01   Entry into a Material Definitive Agreement.

      On May 23, 2005, eRoomSystem Technologies, Inc. ("eRoom") entered into a series of material definitive agreements with Identica, Corp., an Ontario, Canada corporation ("Identica"), pursuant to which eRoom provided a secured loan to Identica, evidenced by a promissory note (the "Secured Note") in the original principal amount of One Hundred Fifty Thousand Dollars (US$150,000) on the following terms: (i) twenty-five (25) month term; (ii) non-interest bearing for the initial twenty-four (24) months, then interest bearing at the rate of ten percent (10%) per annum; (iii) a senior security interest in all of the assets of Identica, subject only to subordination in the case of asset-based lenders; and (iv) a warrant to purchase 1,000,000 shares of common stock at an exercise price of $0.15 per share for a period of five (5) years. In addition, eRoom has purchased One Million Six Hundred Sixty-Six Thousand Six Hundred and Sixty-Seven (1,666,667) shares of common stock of Identica, which equates to ten percent (10%) of the issued and outstanding common stock of Identica on a fully-diluted basis, for the sum of Ten Thousand Dollars (US$10,000).

Item 9.01   Financial Statements and Exhibits.

      The following are filed as exhibits to this Current Report on Form 8-K.

      1. Secured Promissory Note in favor or eRoomSystem Technologies, Inc. dated May 23, 2005.

      2. Security Agreement by and between eRoomSystem Technologies, Inc. and Identica, Corp. dated May 23, 2005.

      3. Warrant issued in favor of eRoomSystem Technologies, Inc. dated May 23, 2005.

      4. Press release describing the transaction with Identica, Corp. dated May 26, 2005.


                                                                          2 of 5

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EROOMSYSTEM TECHNOLOGIES, INC.
                                   (Registrant)


Date:  May 25, 2005
                                   By: /s/ David A. Gestetner
                                       -----------------------------------------
                                           David A. Gestetner
                                   Its:    Chief Executive Officer and President


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